August 7, 2008

Malcolm Skolnick, President/CEO
CytoGenix, Inc.
3100 Wilcrest, Suite 140
Houston, TX  77042

Dear Malcolm,

I am writing to you to resign my Senior Scientist position from CytoGenix, Inc.  Today (August 7th, 2008) is my last day with CytoGenix.  It’s really been my pleasure working with you and the other co-workers at CytoGenix.  I wish you and CytoGenix the very best.  If and when CytoGenix is in better shape and needs my service, please don’t hesitate contacting me.

My best wishes,

Xin-Xing Tan